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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): February 1, 2000




                          THE SOUTHSHORE CORPORATION
                      -----------------------------------
            (Exact name of registrant as specified in its charter)



      Colorado                      0-19949                  84-1153522
----------------------          --------------         --------------------
(State or other          (Commission file number)      (IRS Employer
incorporation or organization)                         Identification No.)



  5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado     80918
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   (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
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                 26 Tamarade Drive, Littleton, Colorado  80127
                                   (303) 978-1475
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  (Former name or former address and telephone number, if changed since last report)

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ITEM 1.   CHANGE IN CONTROL

ITEM 2.   ACQUISITION OF ASSETS


  On February 1, 2000, a change in control of Southshore Corporation (the "Company") occurred in connection with the consummation of a certain Agreement and Plan of Merger between the Company, its acquisition subsidiary, Southshore Acquisition Corp. ("SAC") and iRV, Inc. (formerly RV Holiday.com, Inc.), a Colorado corporation, ("iRV") dated as of December 20, 1999 (the "Merger Agreement").

  Under the terms of the Merger Agreement, SAC was merged with and into iRV, with iRV to be the surviving corporation. On the effective date of the merger, February 3, 2000, each issued and outstanding share of common stock of iRV was converted automatically to the right to receive one (1) share of the common stock of the Company. On the effective date of the merger, iRV had a total of 5,500,000 shares of its common stock issued and outstanding. As a result of the merger, therefore, the Company issued a total of 5,500,000 shares of its common stock to the holders of record of iRV on the effective date of the merger.

  The 5,500,000 shares of the Company's common stock issued to the former shareholders of iRV represented, immediately after their issuance, 67.8% of the total issued and outstanding shares of the Company's common stock following the merger. The former shareholders of iRV and the number of shares of the Company's common stock received by each in connection with the merger is set forth in the table below:

Name                                         Number of Shares
----                                         ----------------
Dorothy Calandrella 200,000
Stephen Calandrella 300,000
Calandrella Family Foundation                        200,000
Kim Davis                                             50,000
Nannette Goldberg                                  1,850,000
Marie Kanger                                         200,000
Ratna Enterprises, Inc.                              111,000
Smith Mark                                           100,000
Triumph Capital                                    1,064,000
Jeffrey Barber                                        50,000
Neil Berman                                          131,250
Howard Farkas                                         62,500
Scott Friedman                                        12,500
Jerry Karnell                                         50,000
David Lavigne                                         50,000
Bruce Madsen                                         125,000
Mike McCallum                                         75,000
Len Nacht                                            100,000
John Overturf                                         62,500
John Power                                            50,000
Richard Rizzo                                         31,250
Patrick Santonacita                                   62,500
John Deufel                                          500,000
Arden Wandel                                          62,500
                                                ------------
                                                   5,500,000

     Further, upon closing of the Merger Agreement, Kenneth M. Dalton, Ren Berggren and Rod K. Barksdale resigned as officers and directors of the Company after electing the following persons to serve as Directors of the Company following the merger:

                              Dr. Robert A. Scott
                               Wayne Kirschling
                                John H. Deufel

     Following the merger, RV Holiday.com, Inc. changed its name to iRV, Inc. on February 7, 2000. iRV, Inc. will operate as a wholly owned subsidiary of the Company.

     iRV, Inc. has two wholly owned subsidiaries: iRV.com, Inc. and iRV Dealerships, Inc. iRV.com, Inc. has developed an internet website for RV enthusiasts which is expected to be launched in the near future. iRV Dealerships, Inc. is engaged in acquiring one or more dealerships which will operate in conjunction with the internet website. iRV Dealerships, Inc., through a wholly owned subsidiary, currently operates under an agreement to manage an RV dealership in Knoxville, Tennessee as a precursor to acquiring the dealership, which is expected to close in the next several weeks.


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ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the due date of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the due date of this Current Report on Form 8-K.

     (c)  Exhibits

     Item      Title
     ----      -----

     1.1 Agreement and Plan of Merger by and between the Company, SAC and iRV (formerly RV Holiday.com, Inc.) dated December 20, 1999.

     1.2       Amended and Restated Articles of Incorporation of RV
               Holiday.com, Inc.

     1.3 Articles of Amendment to Articles of Incorporation of RV Holiday.com, Inc. changing its name to iRV, Inc.

     1.4       Bylaws of iRV, Inc. (formerly RV Holiday.com, Inc.)

     1.5       Articles of Incorporation of iRV.com, Inc.

     1.6       Bylaws of iRV.com, Inc.

     1.7       Articles of Incorporation of Innovative Recreational
               Dealerships, Inc.

     1.8 Articles of Amendment to Articles of Incorporation of Innovative Recreational Dealerships, Inc. changing its name to iRV Dealerships, Inc.

     1.9       Articles of Incorporation of iRV - Knoxville, Inc.

     1.10      Bylaws of iRV - Knoxville, Inc.

     1.11 Management Agreement dated January 2000 between Coach and Campers of Knoxville, LLC and iRV - Knoxville, Inc.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   iRV, INC.



Date: February 10, 2000            By: /s/ John H. Deufel
                                       -------------------------------
                                       John H. Deufel, President